SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2010 (May 14, 2010)

Cardinal Bankshares Corporation

(Exact name of registrant as specified in its charter)

Virginia	0-28780	54-1804471
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jacksonville Circle, PO Box 215
Floyd, Virginia	24091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (540) 745-4191

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On May 13, 2010, the Registrant engaged Hess, Stuart & Campbell, PLLC as its principal accountant to audit the Registrant’s financial statements. Prior to the engagement of Hess, Stuart & Campbell, PLLC, the Registrant did not consult with such firm regarding the application of accounting principles to any specific completed or proposed transaction nor did the Registrant consult with such firm regarding the type of audit opinion that might be rendered on the Registrant’s financial statements, and Hess, Stuart & Campbell, PLLC did not provide any written or oral advice of opinion regarding any such accounting, auditing or financial reporting issue. The Registrant also did not consult with Hess, Stuart & Campbell, PLLC regarding any matter that was either the subject of a disagreement or a reportable event as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(99) The News Release.

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This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding certain of Cardinal Bankshares’ goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Cardinal Bankshares’ management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Cardinal Bankshares’ control).

The following factors, among others, could cause Cardinal Bankshares’ financial performance to differ materially from that expressed in such forward-looking statements: (1) the strength of the United States economy in general and the strength of the local economies in which Cardinal Bankshares conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Cardinal Bankshares’ loan portfolio and allowance for loan losses; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (3) inflation, interest rate, market and monetary fluctuations; (4) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions); (5) the timely development of competitive new products and services by Cardinal Bankshares and the acceptance of these products and services by new and existing customers; (6) the willingness of customers to accept third party products marketed by Cardinal Bankshares; (7) the willingness of customers to substitute competitors’ products and services for Cardinal Bankshares’ products and services and vice versa; (8) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (9) technological changes; (10) changes in consumer spending and saving habits; (11) the effect of corporate restructurings, acquisitions and/or dispositions; (12) the growth and profitability of Cardinal Bankshares’ noninterest or fee income being less than expected; (13) unanticipated regulatory or judicial proceedings or rulings; (14) the impact of changes in accounting principles; (15) adverse changes in financial performance and/or condition of Cardinal Bankshares’ borrowers which could impact repayment of such borrowers’ outstanding loans; (16) the impact on Cardinal Bankshares’ businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (17) Cardinal Bankshares’ success at managing the risks involved in the foregoing.

Cardinal Bankshares cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Cardinal Bankshares or other matters and attributable to Cardinal Bankshares or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Cardinal Bankshares does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL BANKSHARES CORPORATION

Date: May 14, 2010	By:	/S/ RONALD LEON MOORE
	Name:	Ronald Leon Moore
	Title:	Chairman, President and Chief Executive Officer

	By:	/S/ J. ALAN DICKERSON
	Name:	J. Alan Dickerson
	Title:	Chief Financial Officer & Vice-President

EXHIBIT INDEX

Exhibit No.	Description

(99)	The News Release.